                                                                   EXHIBIT 99.08

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                                                  FIRST USA








                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6

                 -----------------------------------------------

                   Monthly Period:                   07/01/96 to
                                                     07/31/96
                   Distribution Date;                08/15/96
                   Transfer Date:                    08/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly
     Distribution.

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                $       5.03750000
                                       Class B                        5.23555550
                                       Collateral Inv. Amt.           5.47839178
                                                              ------------------
                                       Total (weighted avg.)  $       5.09446212

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                $       5.03750000
                                       Class B                        5.23555550
                                       Collateral Inv. Amt.           5.47839178
                                                              ------------------
                                       Total (weighted avg.)  $       5.09446212




MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                $       0.00000000
                                       Class B                        0.00000000
                                       Collateral Inv. Amt.           0.00000000
                                                              ------------------
                                       Total                  $       0.00000000
                                                              ==================

B.   Information Regarding the Performance of the Trust.

     1.   Allocation of Principal Receivables.

          The aggregate amount of Allocations of
          Principal Receivables processed during the
          Monthly Period which were allocated in
          respect of the Certificates

                                       Class A                $    76,844,503.18
                                       Class B                      5,978,005.69
                                       Collateral Inv. Amt.         9,200,690.99
                                                              ------------------
                                       Total                  $    92,023,199.86
                                                              ==================

     2.   Allocation of Finance Charge Receivables.

          The aggregate amount of Allocations of
          Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                $    10,415,038.06
                                       Class B                        810,706.56
                                       Collateral Inv. Amt.         1,247,304.96
                                                              ------------------
                                       Total                  $    12,473,049.58
                                                              ==================

     3.   Principal Receivables / Investor Percentages

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Monthly Period                      $16,580,878,508.60


          (b)  Invested Amount as of the last day of
               the Monthly Period.

                                       Class A                $   750,000,000.00
                                       Class B                     58,380,000.00
                                       Collateral Inv. Amt.        89,820,000.00
                                                              ------------------
                                       Total                  $   898,200,000.00
                                                              ==================





MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 3


          (c)  The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the
               aggregate amount of Principal
               Receivables as of the Record Date set
               forth in paragraph 3(a) above

                                       Class A                             4.523%
                                       Class B                             0.352%
                                       Collateral Inv. Amt.                0.542%
                                                              ------------------
                                       Total                               5.417%

          (d)  During the Amortization Period: The
               Invested Amount as of _______ (the last
               day of the Revolving Period)

                                       Class A                              N.A.
                                       Class B                              N.A.
                                       Collateral Inv. Amt.                 N.A.
                                                              ------------------
                                       Total                                N.A.

          (e)  The Fixed/Floating Allocation
               Percentage: The Invested Amount set
               forth in paragraph 3(d) above as a
               percentage of the aggregate amount of
               Principal Receivables set forth in
               paragraph 3(a) above

                                       Class A                              N.A.
                                       Class B                              N.A.
                                       Collateral Inv. Amt.                 N.A.
                                                              ------------------
                                       Total                                N.A.


     4.   Delinquent Balances.

          The aggregate amount of outstanding balances
          in the Accounts which were delinquent as of               Aggregate
          the end of the day on the last day of the                  Account
          Monthly Period                                             Balance
                                                              ------------------
          (a) 35 - 64 days                                    $   268,728,870.50
          (b) 65 - 94 days                                        174,113,131.46
          (c) 95 - 124 days                                       126,531,431.97
          (d) 125 - 154 days                                      102,556,018.17
          (e) 155 - 184 days                                       88,797,376.45
          (f) 185 or more days                                     72,628,921.87
                                                              ------------------
                                       Total                  $   833,355,750.42
                                                              ==================










MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 4


     5.   Monthly Investor Default Amount.

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")

                                       Class A                $     2,894,800.19
                                       Class B                        225,331.25
                                       Collateral Inv. Amt.           346,681.27
                                                              ------------------
                                       Total                  $     3,466,812.71
                                                              ==================

          (b)  The amount set forth in paragraph 5(a)
               above in respect of the Monthly Investor
               Default Amount, per original $1,000
               interest

                                       Class A                $             3.86
                                       Class B                              3.86
                                       Collateral Inv. Amt.                 3.86
                                                              ------------------
                                       Total                  $             3.86
                                                              ==================

     6.   Investor Charge-Offs & Reimbursements of
          Charge-Offs.

          (a)  The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the
               Class B Invested Amount and the
               Collateral Invested Amount

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================










MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 5


          (c)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the
               reimbursement of reductions in the Class
               B Invested Amount and the Collateral
               Invested Amount

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (d)  The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

     7.   Investor Servicing Fee.

          (a)  The amount of the Investor Monthly
               Servicing Fee payable by the Trust to
               the Servicer for the Monthly Period

                                       Class A                $       937,500.00
                                       Class B                $        72,975.00
                                       Remaining Servicing Fee        112,275.00
                                                              ------------------
                                       Total                  $     1,122,750.00
                                                              ==================

          (b)  The amount set forth in paragraph 7(a)
               above, per $1,000 interest

                                       Class A                $       1.25000000
                                       Class B                        1.25000000
                                       Remaining Servicing Fee        1.25000000
                                                              ------------------
                                       Total                  $       1.25000000
                                                              ==================

     8.   Reallocated Principal Collections

          The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
          Default Amounts or Investor Charge-Offs for the prior month.

                                       Class B                $             0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================


MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 6


     9.   Collateral Invested Amount

          (a)  The amount of the Collateral Invested
               Amount as of the close of business on
               the related Distribution Date after
               giving effect to withdrawals, deposits
               and payments to be made in respect of
               the preceding month                            $    89,820,000.00


          (b)  The Required Collateral Invested Amount
               as of the close of business on the
               related Distribution Date after giving
               effect to withdrawals, deposits and
               payments to be made in respect of the
               preceding month                                $    89,820,000.00

     10.  The Pool Factor.

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
          Date). The amount of a Certificateholder's pro rata share of the Investor Participation
          Amount can be determined by multiplying the original denomination of the holder's
          Certificate by the Pool Factor

                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                              ------------------
                                       Total (weighted avg.)          1.00000000


     11.  The Portfolio Yield

          The Portfolio Yield for the related Monthly
          Period                                                           12.03%

     12.  The Base Rate

          The Base Rate for the related Monthly Period                      7.87%




MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                   ------------------------------------
                                   W. Todd Peterson
                                   Vice President